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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) March 22, 2005

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

               0-24501                                35-2016637
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      (Commission File Number)            (IRS Employer Identification No.)


   29 E. Washington Street, Shelbyville, Indiana                    46176
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 22, 2005, the Board of Directors of Blue River Bancshares, Inc. (the "Registrant") set the annual base salary for 2005 for Randy J. Collier, the Executive Vice President of the Registrant and President and Chief Executive Officer of the Registrant's wholly-owned subsidiary, Shelby County Bank. For the fiscal year ending December 31, 2005 Mr. Collier will receive a salary of $142,000.

Also on March, 22, 2005, the Board of Directors determined to establish a cash bonus plan for certain management employees of its two wholly-owned banking subsidiaries, Shelby County Bank and Paramount Bank. The performance targets and award amounts under the bonus plan have not yet been established. The Registrant presently intends that Randy Collier and Patrice Lima, who are each an executive officer of the Registrant and an employee of Shelby County Bank, will be eligible to participate in the bonus plan.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 22, 2005, the Board of Directors of the Registrant elected John Eckart as a director to fill a vacancy on the Board. Mr. Eckart will begin as a director of the Company on April 1, 2005. In addition, the Board of Directors appointed Mr. Eckart to its Audit Committee.

The Company issued a press release on March 28, 2005 announcing Mr. Eckart's appointment to the Board of Directors, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         10.1     Form of Shelby County Bank Executive Bonus Plan for 2005
         10.2     Form of Paramount Bank Executive Bonus Plan for 2005
         99.1     Press Release dated March 28, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUE RIVER BANCSHARES, INC.
                                   (Registrant)


Date: March 28, 2005               By:  /s/ Russell Breeden, III
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                                            Russell Breeden, III
                                            Chairman and Chief Executive Officer
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                                INDEX TO EXHIBITS

       Exhibit No.                           Description
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          10.1         Form of Shelby County Bank Executive Bonus Plan for 2005
          10.2         Form of Paramount Bank Executive Bonus Plan for 2005
          99.1         Press Release dated March 28, 2005